UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2024

AMERICAN BATTERY TECHNOLOGY COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-41811	33-1227980
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

100 Washington Street, Suite 100 Reno, NV	89503
(Address of principal executive offices)	(Zip Code)

(775) 473-4744

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value	ABAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2024, American Battery Technology Company (the “Company”) entered into an amendment to the offer letter by and between the Company and the Company’s Chief Resource Officer, Scott Jolcover, dated January 3, 2023, the offer letter by and between the Company and the Company’s Chief Operating Offer, Andrés Meza, dated January 3, 2023, and the offer letter by and between the Company and the Company’s Chief Executive Officer, Chief Technology Officer, and Director, Ryan Melsert, dated July 31, 2022, (each an “Amended Offer Letter” and collectively the “Amended Offer Letters”).

Pursuant to Ryan Melsert’s Amended Offer Letter, Mr. Melsert requested to make a one-time equity election to receive 75,000 restricted stock units (“RSUs”) and 75,000 warrants with a five-year expiration at an exercise price of $2.00 per share in lieu of $150,000 in cash compensation. The RSUs and warrants shall vest immediately upon Mr. Melsert being entitled to receive cash compensation in the amount of $150,000.

Pursuant to Scott Jolcover’s Amended Offer Letter, Mr. Jolcover requested to make a one-time election to receive 11,500 RSUs and 11,500 warrants with a five-year expiration at an exercise price of $2.00 per share in lieu of $23,000 in cash compensation. The RSUs and warrants shall vest immediately upon Mr. Jolcover being entitled to receive cash compensation in the amount of $23,000.

Pursuant to Andrés Meza’s Amended Offer Letter, Mr. Meza requested to make a one-time equity election to receive 50,000 RSUs and 50,000 warrants with a five-year expiration at an exercise price of $2.00 per share in lieu of $100,000 in cash compensation. The RSUs and warrants shall vest immediately upon Mr. Meza being entitled to receive cash compensation in the amount of $100,000.

The foregoing description of the Amended Offer Letters is a summary of the material terms thereof, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Amended Offer Letters of Scott Jolcover, Ryan Melsert, and Andrés Meza, which are filed as Exhibit 10.1, 10.2, and 10.3 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01 Exhibits

Exhibit No.	Name

10.1	Amendment to Offer Letter between American Battery Technology Company and Scott Jolcover dated, March 15, 2024

10.2	Amendment to Offer Letter between American Battery Technology Company and Ryan Melsert dated, March 15, 2024

10.3	Amendment to Offer Letter between American Battery Technology Company and Andrés Meza dated, March 15, 2024

104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: March 18, 2024	By:	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer